Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)

19.                               Quarterly Financial Data (Unaudited)

The following table sets forth certain unaudited quarterly consolidated financial data for the eight quarters in the period ended December 31, 2010. In the opinion of the Company’s management, this unaudited information has been prepared on the same basis as the audited consolidated financial statements and includes all material adjustments (consisting of normal recurring accruals and adjustments) necessary to present fairly the quarterly unaudited financial information. The operating results for any quarter are not necessarily indicative of results for any future period.

	Three Months Ended
	Mar. 31, 2009	June 30, 2009	Sept. 30, 2009	Dec. 31, 2009	Mar. 31, 2010	June 30, 2010	Sept. 30, 2010	Dec. 31, 2010 (1)
	(unaudited) (in thousands, except per share data)
Revenues	$199,063	$185,597	$174,521	$164,548	$157,258	$153,007	$145,158	$166,789
Cost of revenues (2)	73,675	67,274	64,977	59,742	58,880	56,128	55,025	64,600
Operating costs and expenses (3)	67,915	63,853	57,731	86,404	49,965	46,328	48,143	81,450
Income from operations	57,473	54,470	51,813	18,402	48,413	50,551	41,990	20,739
Gain (loss) on investments in other companies, net	259	11	35	(1,626)	418	154	—	—
Interest expense and other, net	(4,291)	(5,100)	(5,067)	(5,346)	(5,292)	(5,483)	(5,466)	(7,740)
Income before income taxes	53,441	49,381	46,781	11,430	43,539	45,222	36,524	12,999
Income tax (provision) benefit (4)	(20,944)	(17,896)	(16,914)	181,839	(16,792)	(17,182)	(15,139)	(7,691)
Net income	$32,497	$31,485	$29,867	$193,269	$26,747	$28,040	$21,385	$5,308
Net income per share (5):
Basic	$0.30	$0.30	$0.28	$1.80	$0.25	$0.26	$0.20	$0.05
Diluted	$0.30	$0.29	$0.28	$1.79	$0.25	$0.26	$0.20	$0.05
Weighted average common shares outstanding
Basic	108,071	105,908	106,615	107,075	107,623	108,053	108,220	108,320
Diluted	109,168	107,080	107,943	108,178	108,478	108,888	109,473	111,317

(1)                                  On December 8, 2010, we acquired ITC^DeltaCom. The results of operations of ITC^DeltaCom have been included in the Company’s consolidated financial statements since the acquisition date.

(2)                                  During the year ended December 31, 2010, the Company reclassified depreciation expense from cost of revenues to operating costs and expenses. Certain amounts in the prior year financial statements have been reclassified to conform to the current year presentation.

(3)                                  Operating costs and expenses for the quarter ended December 31, 2009 includes a non-cash impairment charges of $24.1 million related to goodwill and certain intangible assets of New Edge in the Company’s Business Services segment. EarthLink concluded the carrying value of these assets were impaired in conjunction with its annual test of goodwill and intangible assets deemed to have indefinite lives. Operating costs and expenses for the quarter ended December 31, 2010 includes a $1.7 million impairment to write off the Company’s New Edge trade name, as a result of a decision to re-brand the New Edge name as EarthLink Business.

(4)                                  During the quarter ended December 31, 2009, EarthLink recorded an income tax benefit in the Statement of Operations of $198.8 million as a result of a release of its valuation allowance related to deferred tax assets. These deferred tax assets related primarily to net operating loss carryforwards which the Company determined it will more likely than not be able to utilize due to the generation of sufficient taxable income in the future.

(5)                                  The quarterly net income per share amounts will not necessarily add to the net income per share computed for the year because of the method used in calculating per share data.